                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2003

                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)


               Delaware                               333-99451                             52-1495132
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    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
            incorporation)


                       343 Thornall Street Edison, NJ                                         08837
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                  (Address of principal executive offices)                                   Zip Code


           Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
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         (Former name and former address, if changed since last report)

ITEM 5.  Other Events

                  Filing of Legality and Tax Opinions

         Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 2003-S6 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
--------------------                        -----------

(99.1)                                      Legal Opinion

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHASE MORTGAGE FINANCE CORPORATION

Date: June 27, 2003


                                  By: /s/ Michael P. Crilley
                                      -----------------------
                                  Name: Michael P. Crilley
                                  Title:   Vice President

                                INDEX TO EXHIBITS


Exhibit No.                 Description                          Page
-----------                 ------------                         ----

(99.1)                      Legal Opinion                         6